Mineral Licenses, Net	12 Months Ended
Dec. 31, 2014
Extractive Industries [Abstract]
Mineral Licenses, Net
12.	MINERAL LICENSES, NET

Mineral licenses, net are comprised of the following:

	December 31, 2014	December 31, 2013
Coal deposits	942,556	1,620,693
Iron ore deposits	48,703	83,868
Limestone deposits	1,539	2,645
Quartzite deposits	166	286

Mineral licenses before depletion	992,964	1,707,492
Accumulated depletion	(273,013)	(414,022)

Mineral licenses, net	719,951	1,293,470

Most of existing mineral licenses were recorded upon acquisition of mining subsidiaries. Fair values of mineral licenses pertaining to the appraised underlying mineral assets at the date of acquisition were determined by the Group based on appraisals performed by independent mining engineers for each acquisition date.

The carrying values of the mineral licenses were reduced proportionate to the depletion of the respective mineral reserves at each deposit related to mining and production of reserves adjusted for the reserves re-measurement and purchase accounting effects. No residual value is assumed in the mineral license valuation.

To determine the value of the mineral licenses as of December 31, 2014, the Group used quantities of underlying mineral assets, production data and other factors, including economic viability and any new exploration data.

The Group’s mining segment production activities are located within Russia. The Group’s mineral reserves and deposits are situated on the land belonging to government and regional authorities. Mining minerals require a subsoil license from the state authorities with respect to identified mineral deposits. The Group obtains licenses from such authorities and pays certain taxes to explore and produce from these deposits. These licenses expire up to 2037, with the most significant licenses expiring between 2016 and 2024, and management believes that they may be extended at the initiative of the Group without substantial cost. Management intends to extend such licenses for deposits expected to remain productive subsequent to their license expiry dates.

The Group holds the license for the development of the Elga coal deposit, located in the Far Eastern part of the Russian Federation. The current license expires in 2020 and is subject to renewal conditioned upon complying with certain commitments and obligations undertaken by the Group under the Purchase and Sales Agreement and the license requirements. The license terms were amended in June 2013, and the Group is required to meet the following construction deadlines and operational milestones: (a) complete construction of the first phase of the Elga coal complex by August 1, 2017; (b) reach annual coal production capacity of 9.0 million tonnes by August 1, 2018; (c) reach annual coal production capacity of 18.0 million tonnes by December 31, 2021; and (d) commission a coal washing plant with an annual capacity of 9.0 million tonnes by December 31, 2017. All amendments of the terms of the license were approved by the Ministry of Natural Resources and Ecology.

The Group has significant commitments for the construction of the railway (Note 26). Management believes that as of the date when the financial statements were issued, the Group is in compliance with the requirements and commitments set by the license.